                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /


Check the appropriate box:
/ /   Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12



                          ROCKY MOUNTAIN INTERNET, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the approximate box):

/X/   No fee required.
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)  Title of each class of securities to which transaction applies:
           --------------------------------------------------------------
      (2)  Aggregate number of securities to which transaction applies:
           --------------------------------------------------------------
      (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           --------------------------------------------------------------
      (4)  Proposed maximum aggregate value of transaction:
           --------------------------------------------------------------
      (5)  Total fee paid:
           --------------------------------------------------------------
/ /   Fee paid previously with preliminary materials.
/ /   Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number or the Form or schedule and the date of its filing.
      (1)  Amount Previously Paid:
           --------------------------------------------------------------
      (2)  Form, Schedule or Registration Statement No.:
           --------------------------------------------------------------
      (3)  Filing Party:
           --------------------------------------------------------------
      (4)  Date Filed:
           --------------------------------------------------------------

                          ROCKY MOUNTAIN INTERNET, INC.
                        999 EIGHTEENTH STREET, SUITE 2201
                             DENVER, COLORADO 80202
                                 (303) 672-0700

                                  May 28, 1999

Dear Stockholder:

          You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Rocky Mountain Internet, Inc. (the "Company"), which will be held on Thursday, June 24, 1999 at 9:00 a.m (local time), at the Denver Marriott City Center, 1701 California Street, Denver, Colorado.

          At this meeting, you will be asked to vote, in person or by proxy, on the following matters:


          1. the election of five directors to serve on the Board of Directors for a one-year term;


          2. the change of the name of the Company from Rocky Mountain Internet, Inc. to "RMI.NET;"

          3. the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company's common stock;

          4. the approval of the Company's 1998 Employees' Option Plan as amended to increase the number of shares of the Company's common stock that may be issued thereunder;

          5. the ratification and approval of all shares of common stock that the Company would be entitled to issue upon conversion of the Company's Series B Convertible Preferred Stock;

          6. the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors; and

          7. any other business as may properly come before the meeting or any adjournments thereof.

The official Notice of Meeting, Proxy Statement and form of proxy are included with this letter. The matters listed in the Notice of Meeting are described in detail in the accompanying Proxy Statement.

          Regardless of your plans for attending in person, it is important that your shares be represented and voted at the 1999 Annual Meeting. Accordingly, you are urged to complete, sign and mail the enclosed proxy card as soon as possible.

                                         Sincerely,


                                         /s/ DOUGLAS H. HANSON
                                         Douglas H. Hanson
                                         Chairman and Chief Executive Officer

                          ROCKY MOUNTAIN INTERNET, INC.
                        999 EIGHTEENTH STREET, SUITE 2201
                             DENVER, COLORADO 80202
                                 (303) 672-0700

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 24, 1999


NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Annual Meeting") of Rocky Mountain Internet, Inc. (the "Company") will be held on Thursday, June 24, 1999 at 9:00 a.m. (local time), at the Denver Marriott City Center, 1701 California Street, Denver, Colorado and any postponements and adjournments thereof, to consider and act upon the following proposals:

          1. To elect five directors to serve on the Board of Directors for a two-year term and until their successors are elected and qualified;

          2. To approve and adopt and amendment to Article 1 of the Company's Amended and Restated Certificate of Incorporation to change the name of the Company from Rocky Mountain Internet, Inc. to "RMI.NET;"

          3. To approve and adopt an amendment to Article 4 of the Company's Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company's common stock;

          4. To approve the Company's 1998 Employee Option Plan as amended to increase the number of shares of the Company's common stock that may be issued thereunder;

          5. To ratify and approve all shares of common stock that the Company would be entitled to issue upon conversion of the Company's Series B Convertible Preferred Stock;

          6. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1999; and

          7. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on May 14, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A list of the Company's stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder for any purpose germane to the meeting during ordinary business hours for a period of ten days before the Annual Meeting at the Company's offices. All stockholders are cordially invited to attend the Annual Meeting.

                                 By Order of the Board of Directors
                                 /s/ CHRISTOPHER J. MELCHER
                                 Christopher J. Melcher
                                 Corporate Secretary

Denver, Colorado
May 28, 1999


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

                          ROCKY MOUNTAIN INTERNET, INC.
                        999 EIGHTEENTH STREET, SUITE 2201
                             DENVER, COLORADO 80202

                             ----------------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 24, 1999
                             ----------------------


          This proxy statement contains information related to the annual meeting of stockholders of Rocky Mountain Internet, Inc. to be held on Thursday, June 24, 1999, beginning at 9:00 a.m. (local time) at Denver Marriott City Center, 1701 California Street, Denver, Colorado 80202 and at any postponements or adjournments thereof.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

          At our annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting. In addition, the Company's management will report on the performance of the Company during fiscal 1998 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

          Only stockholders of record at the close of business on the record date, May 14, 1999, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

          All stockholders as of the record date (May 14, 1999), or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 8:00 a.m. (local time) and the meeting will begin at 9:00 a.m. (local time). Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

          Many of you hold your shares in "street name," that is, through a broker or other nominee. If you hold your shares in street name, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

          The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 9,968,078 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

          If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

          Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

                          ----------------------------

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE NOMINATED SLATE OF DIRECTORS AND FOR EACH OF THE PROPOSALS IN THIS PROXY STATEMENT.

                          ----------------------------

          The Board's recommendation is also set forth together with the description of each item in this proxy statement. Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

          With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

          For each item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the matter is required for approval, except that approval of Proposals 2 and 3 require the vote of a majority of the outstanding shares of the Company's common stock. A properly executed proxy marked:

          * "WITHHOLD AUTHORITY" with respect to the election of one or more directors; or

          *    "ABSTAIN" with respect to any other matters

will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, such a proxy will have the effect of a negative vote. A properly executed, but UNMARKED proxy will be voted FOR the election of the nominated slate of five directors and FOR each of the proposals.

WHAT ARE "BROKER NON-VOTES" AND HOW WILL THEY BE COUNTED?


          "Broker non-votes" occur when you hold your shares in "street name" through a broker of other nominee, and you do not give your broker or nominee specific instructions on your proxy card. If you fail to complete your proxy card:


          * your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon; and

          * your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.

Broker non-votes will have the effect of a negative vote. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHO WILL BEAR THE COST OF SOLICITING PROXIES?

          The Company will bear the cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement. In addition, the Company will reimburse brokerage firms and other persons representing you for their expenses in forwarding proxy material to you. The Company's directors, officers and employees may also solicit you by telephone and other means, but they will not receive any additional compensation for the solicitation.

                                 STOCK OWNERSHIP

HOW MUCH STOCK DO THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS OWN AND HOW DO THEY INTEND TO VOTE?

          The following table shows the amount of common stock of the Company beneficially owned (unless otherwise indicated) by the directors and executive officers of the Company named in the Summary Compensation Table below and the directors and executive officers of the Company as a group. The officers and directors have indicated that they intend to vote FOR election of the nominated slate of directors and FOR each of the proposals in this proxy statement. Except as otherwise indicated, all information is as of March 31, 1999.


                                          AGGREGATE NUMBER OF               PERCENT OF
                                          SHARES BENEFICIALLY                 SHARES
NAME                                           OWNED (1)                   OUTSTANDING
-------------------------------        --------------------------       ------------------
Douglas H. Hanson                                6,665,140(2)                     46.8%
D. D. Hock                                          10,000(3)                        *
Robert W. Grabowski                                 14,800(4)                        *
Lewis H. Silverberg                                 15,000(5)                        *
Mary Beth Vitale                                    10,000(6)                        *
Michael R. Mara                                    110,500(7)                      1.1%
All Directors and Executive
Officers as a Group (ten
persons)                                         6,825,440(8)                     48.3%



* Less than one percent.

(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if such person has or shares voting power or investment power with respect to such security, or has the right to acquire beneficial ownership at any time within 60 days from March 31, 1999. For purposes of this table, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.


(2) Includes 1,913,615 shares of common stock directly owned by Mr. Hanson, 3,925,000 shares of common stock that Mr. Hanson has the right to acquire within 60 days of March 31,1999 pursuant to warrants, 191,385 shares of common stock that Mr. Hanson has the right to acquire within 60 days of March 31, 1999 pursuant to incentive stock options, and 635,140 shares of common stock owned by Christopher K. Phillips (170,000 shares), Jim D. Welch (86,340 shares), and Kevin R. Loud (370,700 shares), as to which Mr. Hanson acquired voting power pursuant to a voting rights agreement and irrevocable proxy.


(3) Includes 10,000 shares of common stock that Mr. Hock has the right to acquire within 60 days of March 31, 1999 pursuant to options.

(4) Includes 4,800 shares of common stock and 10,000 shares of common stock that Mr. Grabowski has the right to acquire within 60 days of March 31, 1999 pursuant to options.

(5) Includes 5,000 shares of Common Stock and 10,000 shares of common stock that Mr. Silverberg has the right to acquire within 60 days of March 31, 1999 pursuant to options.

(6) Includes 10,000 shares of common stock that Ms. Vitale has the right to acquire within 60 days of March 31, 1999 pursuant to options.


(7) Includes 38,000 shares of common stock and 72,500 shares of common stock that Mr. Mara has the right to acquire within 60 days of March 31, 1999 pursuant to options.



(8) Includes 4,260,880 shares of common stock that such persons have the right to acquire within 60 days of March 31, 1999 pursuant to warrants and options.


WHO ARE THE LARGEST OWNERS OF THE COMPANY'S STOCK?

         As of March 31, 1999, the Company is not aware of any persons or entities that beneficially own more than five percent of the Company's common stock other than Douglas H. Hanson.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS


          The Board of Directors is currently made up of five directors. Each director is elected for a one-year term that expires at the 1999 annual meeting. The Board of Directors proposes that the nominees described below, all of whom are currently serving as directors, be re-elected for a new term of one year and until their successors are duly elected and qualified.



          Each of the nominees has consented to serve a one-year term. If any of them should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.


                         DIRECTORS STANDING FOR ELECTION

          The directors standing for election are:

          DOUGLAS H. HANSON                                  Director since 1998

          Mr. Hanson, 55, has been the Chief Executive Officer and Chairman of the board of directors of the Company since October 1997. Mr. Hanson also served as the Company's President from October 1997 until January, 1999. From 1987 to 1997, Mr. Hanson was the President and Chief Executive Officer and a director of Qwest Communications, Inc., a Colorado-based telecommunications company, as well as founder of Qwest's predecessor, SP Telecom. Before founding SP Telecom, Mr. Hanson was Vice President of FiberTrak, a telecommunications joint venture among Santa Fe, Norfolk and SP railroads. He also held various positions at Southern Pacific Transportation Co. Mr. Hanson currently sits on the board of directors of the Competitive Telecommunications Association, The Metropolitan State College Foundation Board, and the Board of Trustees of the Salvation Army, Intermountain Division, and is engaged in other civic activities.

          MARY BETH VITALE                                   Director since 1998

          Ms. Vitale, 45, has been a director of the Company since January 1998. In January 1999, Ms. Vitale accepted an offer to become the President and Chief Operating Officer of the Company . From 1994 to October 1997, she was an executive of AT&T Corporation, including President -- Western States from January to October 1997 in Denver, Colorado. Prior to joining AT&T, Ms. Vitale was Vice President of marketing for US WEST Communications, Inc. (1994), Region Executive Director for US WEST Cellular (1991 to 1993) and Region General Manager for US WEST Cellular (1989 to 1991). She holds a Bachelor of Arts degree from Hillsdale College, a Master of Science degree from the University of Colorado and an Advanced Management degree from the Wharton School of Business.

          ROBERT W. GRABOWSKI                                Director since 1998

          Mr. Grabowski, 57, has been a director of the Company since January, 1998. He has been the Vice President, Finance and Administration, Sunny Side, Inc./Temp Side, a private employment service, since 1988. He has been a certified public accountant since 1968 and holds a Bachelor of Science degree from De Paul University.

          D.D. HOCK                                          Director since 1998

          Mr. Hock, 63, has been a director of the Company since October, 1997. Prior to becoming a director, Mr. Hock was an executive with Public Service Company of Colorado, including the President, Chief Executive Officer and Chairman of the Board of Directors from February 1989 to July 1994, Chairman and Chief Executive Officer from July 1994 to January 1996 and Chairman from January 1996 to February 1997, when he retired.

          LEWIS H. SILVERBERG                                Director since 1998

          Mr. Silverberg, 63, has been a director of the Company since January, 1998. Mr. Silverberg has been a business consultant since January 1994, advising privately held businesses on their formation, sale and financing. In September 1990, Mr. Silverberg joined Liquor Barn, Inc., which operated a chain of retail stores and was in a bankruptcy reorganization proceeding at that time. Mr. Silverberg was the Executive Vice President and a director of Liquor Barn, Inc. until December 1993. The business was liquidated after Mr. Silverberg's departure in 1993. Mr. Silverberg is an attorney and has been a member of the California bar since 1959.

Unless otherwise instructed on the proxy, properly executed proxies will be voted for the election of the five director nominees. The affirmative vote of a majority of the outstanding shares of common stock is required to elect the directors.

                           ---------------------------

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
              FOR THE ELECTION OF THE NOMINATED SLATE OF DIRECTORS.

                           ---------------------------

                     CORPORATE GOVERNANCE AND OTHER MATTERS

          The Board of Directors conducts its business through meetings and through its committees. The Board of Directors acts as a nominating committee for selecting candidates to stand for election as directors.

HOW OFTEN DID THE BOARD MEET IN 1998?

          During the year ended December 31, 1998, the Board of Directors held eight meetings. During the fiscal year ended December 31, 1998, no director attended fewer than 75% of the total number of all meetings of the Board of Directors and any committee on which the director served.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

          The Board of Directors currently has three committees: the Audit Committee, the Compensation Committee, and the 16b Committee.

          AUDIT COMMITTEE. The Audit Committee, among other things, recommends the firm to be appointed as independent accountants to audit the Company's financial statements, discusses the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's interim and year-end operating results, considers the adequacy of the internal accounting controls and audit procedures of the Company and reviews the non-audit services to be performed by the independent accountants. The Audit Committee is comprised of three directors, a majority of whom are non-employee directors. The current members of the Audit Committee are Messrs. Grabowski, Hock and Hanson. The Audit Review Committee met two times in 1998.

          COMPENSATION COMMITTEE. The Compensation Committee reviews the salaries, benefits and other compensation of our officers and key employees. The Compensation Committee's responsibilities include employment contracts, pensions, performance and incentive-based compensation and stock option plans, except with respect to matters entrusted the Section 16b Committee as described below. The Compensation Committee then makes recommendations to the Board of Directors based on its review. The current members of the Compensation Committee are Messrs. Hock, Grabowski and Hanson. Ms. Vitale served as a member of the Compensation Committee until January of 1999, when Ms. Vitale became an officer of the Company. Mr. Hanson does not vote on any matters affecting his personal compensation. Mr Hanson and the other members of the Compensation Committee review and establish the salaries, benefits and other compensation of all other employees. The Compensation Committee met two times in 1998.

          16b COMMITTEE. The 16b Committee reviews managements' recommendations regarding various compensation issues, including issuance of stock options to officers and directors who are subject to stock ownership reporting obligations under Section 16 of the Securities Exchange Act of 1934, as amended. The 16b Committee is comprised of two non-employee directors: D.D. Hock and Robert W. Grabowski. Ms. Vitale served as a member of the 16b Committee until January of 1999, when Ms. Vitale became an officer of the Company. The 16b Committee met two times in 1998.

HOW ARE DIRECTORS COMPENSATED?

          BASE COMPENSATION. Each non-employee director receives an annual retainer based on a prorated rate of $12,000 per year. Directors who are also employees receive no additional compensation for service as directors, except that the Company agreed to continue Mary Beth Vitale's compensation as a director following her appointment as President and Chief Operating Officer.

          1996 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN. Under the 1996 Non-Employee Directors' Stock Option Plan, each non-employee director receives an option to purchase 1,500 shares of common stock upon appointment or election to the Board of Directors. Thereafter, on the first, second and third anniversary of appointment or election, each non-employee director receives an automatic grant of options to purchase 1,500 shares of common stock, up to a maximum of 6,000 shares. For fiscal 1998, Ms. Vitale and Messrs. Grabowski, Hock and Silverberg received grants under this plan. Each option grant, vesting six months after the date of grant and having a five-year term, permits the holder to purchase shares at their fair market value on the date of grant. To date, options to purchase the following amounts of common stock have been issued:

                                          Number of
       Non-Employee                    Shares Issuable
         Director                       Upon Exercise
---------------------------          --------------------
Robert Grabowski                                  1,500
D.D. Hock                                         1,500
Lewis Silverberg                                  1,500
Mary Beth Vitale                                  1,500
                                     --------------------
     Total                                        6,000
                                     --------------------
                                     --------------------

          1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN. Under the 1998 Non-Employee Directors' Stock Option Plan, each person who was serving as a non-employee director in January 1998 received an option to purchase 8,500 shares of common stock. Ms. Vitale and Messrs. Grabowski, Hock and Silverberg received grants under this plan. The options are exercisable at $2.625 per share, the fair market value of the underlying common stock on the date of grant. The options expire five years from the date of grant, unless the Compensation Committee or the Board of Directors (in the absence of the Compensation Committee) terminates the options earlier. The options vest based on the non-employee director's continued service at the following rate: (1) 1,500 on December 31, 1998; (2) 3,500 on December 31, 1999; and (3) 3,500 on December 31,
2000. Notwithstanding the foregoing, in the event of a change in control (as defined in the 1998 Directors' Plan), each outstanding option vests immediately.

          In the event of a change in control, as defined in the 1998 Non-Employee Directors' Stock Option Plan, the Compensation Committee (or the board of directors in the absence of such a committee) may:

          * grant a cash bonus award to any optionee in an amount equal to the exercise price of all or any portion of the options then held by the optionee;

          * pay cash to any or all optionees in exchange for the cancellation of their outstanding options in an amount equal to the difference between the exercise price and the greater of the tender offer price for the common stock underlying such options (in the event of a tender offer for the securities of the Company) or the fair market value of the stock on the date of cancellation; and

          * make any other adjustments or amendments to the outstanding options.

A total of 68,000 shares of common stock have been reserved for issuance over the three-year term of the 1998 Non-Employee Directors' Stock Option Plan. To date, the following options have been granted under this plan:

                                                  Number of
Non-Employee Director                          Shares Issuable
                                                Upon Exercise
-----------------------------                --------------------
Robert Grabowski                                         8,500
D.D. Hock                                                8,500
Lewis Silverberg                                         8,500
Mary Beth Vitale                                         8,500
                                             --------------------
     Total                                              34,000
                                             --------------------
                                             --------------------

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

          Other than Douglas H. Hanson and Mary Beth Vitale whose biographies appear above under the caption "Directors Standing for Election," the following individuals are executive officers of Rocky Mountain Internet.

          MICHAEL D. DINGMAN, JR., 45, joined the Company in March 1999 as Treasurer. From March of 1994 until joining the Company, Michael worked as a financial consultant and registered investment advisor. From February of 1989 to March of 1994, he operated his own financial consulting firm specializing in debt restructuring and private placements of capital. Prior to entering his consulting practice, from August 1985 to February 1989, Michael worked as an Associate in Mergers & Acquisitions for Lazard Freres & Company in New York City. Mr. Dingman received his Bachelor of Science degree from Indiana University in 1981 and a Masters in Business Administration from the Amos Tuck School of Business Administration in 1983.


          PETER J. KUSHAR, 43, has served as Chief Financial Officer and Treasurer since joining the Company in April 1998. From June 1997 to April 1998 he operated his own consulting practice advising customers in specialized economic and telecommunication requirements such as competitive local exchange company network economics and operations. Prior to entering his consulting practice, Mr. Kushar spent 14 years with US WEST Communications in the following positions: Executive Director -- Carrier Division from 1993 to 1997; Executive Director -- Network Operations from 1991 to 1993; Chief Financial Officer -Federal Services from 1988 to 1991; and Manager, Director and Chief Financial Officer for US WEST Information Systems from 1983 to 1988. Mr. Kushar received his Bachelor of Science degree in 1977 and Master of Business Administration Degree in 1979 from the University of Montana.


          ROBERT LAUGHLIN, 54, is Chief Technology Officer. Mr. Laughlin brings over 25 years of technical experience to this position, including working as a senior design engineer for IBM and a senior scientist for Digital Systems Corp. From 1994 to December 1998, Mr. Laughlin and two partners founded DataXchange Network, which they built into a nationwide Internet backbone provider. He is frequent lecturer and speaker at many professional conferences, such as Telecom Business and ISPCON. Mr. Laughlin received a Bachelor of Arts degree in math and physics from Ursinus College in 1968, and a Bachelor of Arts in Electrical Engineering in 1969 from the University of Pennsylvania.


          CHRISTOPHER J. MELCHER, 40, is General Counsel, Corporate Secretary, and Vice President for Legal and Legislative Affairs. Mr. Melcher served as Assistant General Counsel for KN Energy, Inc. from September 1997 to December 1998, providing legal services on regulated and unregulated market activities and directing corporate strategy in federal and state proceedings across the company's 15 state territory. Prior to KN Energy, he was a senior corporate counsel with Southern California Edison, a subsidiary of Edison
International, Inc. From January 1995 to July 1996, Mr. Melcher represented corporate clients with the firm of Brownstein Hyatt & Farber, P.C. From March 1990 to December 1994, he served as Associate Independent Counsel with the Office of Independent Counsel (Adams) in Washington, D.C. Mr. Melcher practiced law with the firm of Wilmer Cutler & Pickering from September 1987 to March 1990. Mr. Melcher received his Bachelor of Arts degree from Carleton College and his Juris Doctor degree from Yale Law School.


          MICHAEL R. MARA, 38, is Vice President -- Internet Services of the Company. Prior to joining the Company in November 1995, Mr. Mara was employed by ITC, a privately held international audio and video conferencing service provider, from June 1992 until October 1995.


                             EXECUTIVE COMPENSATION

          SUMMARY COMPENSATION TABLE. The following table sets forth the compensation paid during the periods indicated to the Chief Executive Officer of the Company and to each of the four other most highly-compensated executive officers of the Company during the fiscal year ended December 31, 1998 (the "Named Executive officers").

                                                                                                                 Long Term
                                                                 Annual                                         Compensation
                                                              Compensation                                         Awards
                                   ---------------------------------------------------------------------     -------------------
                                                                                                                 Securities
     Name and Principal                                                 Bonus            Other Annual            Underlying
          Positions                  Year            Salary              (1)              Compensation             Options
-----------------------------      --------       ------------      -----------       ------------------     -------------------
Douglas H. Hanson (2)                1998            $120,000                -              $ 536,000                       -
   Chairman and Chief                1997            $ 30,000                -                      -                 600,000
   Executive Officer                 1996                   -                -                      -                       -

Michael R. Mara                      1998            $ 96,767                -               $ 27,701                  10,000
   Vice President -                  1997            $ 99,887          $ 9,540               $ 22,945                  58,500
   Internet Services                 1996            $ 78,741                -                      -                  19,000

(1) A portion of the bonuses paid to Mr. Mara may be paid or awarded in the first quarter of the fiscal year following the year in which the bonus was earned.

(2) Mr. Hanson was granted options to purchase 600,000 shares of the Company's common stock in October 1997 for services performed in 1997.

(3) Mr. Mara was granted options to purchase 10,000 shares of common stock in March 1998 for services performed in 1998, options to purchase 58,500 shares of the Company's common stock in 1997 for services performed in 1997 and options to purchase 19,000 shares of the Company's common stock in 1996 for services performed in 1996.

        STOCK OPTION GRANTS IN FISCAL YEAR 1998. The following table sets forth information with respect to grants of stock options to each of the Named Executive Officers during the year ended December 31, 1998. All such grants were made under the Company's 1998 Employees' Option Plan.

                                                   INDIVIDUAL GRANTS IN 1998
                        --------------------------------------------------------------------------------      Potential Realizable
                                            Percent of                                                          Value at Assumed
                                               Total                                                          Annual Rate of Stock
                          Number of           Options                                                        Price Appreciation for
                         Securities         Granted to                                                           the Option Term
                         Underlying          Employees                                                       ----------------------
                           Options           in Fiscal        Exercise         Grant         Expiration
       Name              Granted (1)           Year             Price           Date            Date            5%           10%
-------------------     -------------      -------------     -----------     ----------     ---------------------------------------
Douglas H. Hanson              --                  --               --              --               --             --           --
Michael R. Mara            10,000                  5%            $2.75         3/13/98          3/12/03        $17,295      $43,835

-----------------
(1) All options represent shares of common stock. These options become exercisable as follows: (i) one-third of the options become exercisable one year after the date of grant, (ii) an additional one-third of the options become exercisable two years after the date of grant, and (iii) the remaining one-third of the options become exercisable three years after the date of grant.

          OPTION EXERCISES AND FISCAL YEAR-END VALUES. The following table sets forth information with respect to the Named Executive officers concerning the exercise of options during the fiscal year ended December 31, 1998, the number of securities underlying unexercised options at 1998 year-end and the year-end value of all unexercised in-the-money options held by such individuals.

                                                                   Number of Securities
                                                                  Underlying Unexercised          Value of Unexercised In-the-
                                                                        Options at                Money Options at December 31,
                                                                    December 31, 1998                     1998 (2) (3)
                                                            ----------------------------------  ---------------------------------
                           Shares
                        Acquired on           Value
                          Exercise        Realized (1)       Exercisable        Unexercisable    Exercisable       Unexercisable
                       --------------     -------------     -------------      ---------------  --------------     --------------
Douglas H. Hanson             408,000         $ 536,000           191,385                   --     $ 1,916,242                 --

Michael R. Mara                    --                --            65,833                6,667       $ 743,476           $ 65,837

-----------------
(1) Represents the difference between the exercise price and the closing price of the common stock on the Nasdaq SmallCap Market or the Nasdaq National Market upon the date of exercise.

(2) Represents the difference between the exercise price and the closing price of the common stock on the Nasdaq SmallCap Market at December 31, 1998.

(3)       Based on a closing price per share of $12.625 on December 31, 1998.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          The members of the Compensation Committee for the year ended December 31, 1998 were D.D. Hock, Mary Beth Vitale and Douglas H. Hanson. Mary Beth Vitale resigned her position on the Compensation Committee in January of 1999 when she accepted a position as President and Chief Operating Officer of the Company. Robert W. Grabowski replaced Ms. Vitale on the Compensation Committee. Mr. Hanson does not vote on any matters affecting his personal compensation and Ms. Vitale did not vote on any matters affecting her personal compensation.

          In March 1998, Douglas H. Hanson invested $508,000 by exercising warrants to purchase 50,000 shares of the Company's common stock and options to purchase 408,615 shares of the Company's common stock that were granted in October 1997, when Mr. Hanson made his initial investment in the Company.

          To provide working capital, Mr. Hanson loaned the Company $400,000 in August 1998, $400,000 in October 1998, and $200,000 in November 1998. These loans were consolidated and were evidenced by one promissory note. The principal amount of the promissory note, together with interest at the rate of 11% per annum, was paid in full in December 1998.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

          The Compensation Committee of the Board of Directors has prepared the following report on the Company's policies with respect to the compensation of executive officers for 1998. Decisions on compensation of the Company's executive officers generally are made by the Compensation Committee. The Compensation Committee also administers the Company's 1998 Employees' Option Plan.

WHAT IS THE COMPANY'S PHILOSOPHY OF EXECUTIVE OFFICER COMPENSATION?

          The Company's executive compensation policies are designed to:

          * attract, motivate and retain experienced and qualified executives;
          *    increase the overall performance of the Company;
          *    increase stockholder value; and
          *    enhance the performance of individual executives.

The Company seeks to pay competitive salaries based upon individual performance combined with annual cash bonuses based on the Company's overall performance relative to corporate objectives, taking into account individual contributions and performance levels. The Compensation Committee believes that the level of base salaries plus bonuses should generally fall between the mid-range of executive compensation paid by comparable telecommunications and Internet service companies. In addition, it is the Company's policy to grant stock options to executives upon commencement of their employment with the Company and periodically thereafter as appropriate in order to strengthen the alliance of interest between such executives and the Company's stockholders.

          The following describes in more specific terms the elements of compensation that implement the Company's executive compensation policies, with specific reference to compensation reported for 1998:

          BASE SALARIES. Base salaries for executive officers are initially determined by evaluating the responsibilities of the position, the experience and knowledge of the individual, and the competitive marketplace for executive talent, including a comparison to base salaries paid for similar positions at other companies which are deemed appropriate comparisons for compensation purposes. Base salaries for executive officers are to be reviewed annually by the Compensation Committee and the Board of Directors.

          Annual salary adjustments are recommended by the Chief Executive Officer and the President after evaluating the previous year's performance and considering the new responsibilities of each executive officer. The non-employee members of the Compensation Committee (Messrs. Hock and Grabowski) perform the same review of the Chief Executive Officer's performance and the President's performance. Individual performance evaluations take into account such factors as achievement of specific goals that are driven by the Company's strategic plan and attainment of specific individual objectives. The weight given to the various factors affecting an executive officer's base salary level is determined by the Compensation Committee on a case-by-case basis.

          ANNUAL CASH BONUSES. The Company's annual cash bonuses to its executive officers are based on both corporate and individual performance. Corporate performance is measured by reference to factors that reflect objective performance criteria over which management generally has the ability to exert some degree of control. These corporate performance factors consist of revenue and earnings targets established in the Company's strategic plan. Bonuses for 1998 were based upon the achievement of such financial objectives and certain operating objectives.

          STOCK OPTION GRANTS. Pursuant to the Company's 1998 Employees' Option Plan, executive officers and other employees are eligible to receive compensation in the form of options to purchase shares of the Company's common stock.

          The Compensation Committee grants stock options to the Company's executive officers in order to align their interests with the interests of the stockholders. Stock options are considered by the Compensation Committee to be an effective long-term incentive because the executives' gains are linked to increases in the stock value, which in turn provides stockholder gains. The Compensation Committee generally grants options to new executive officers and other key employees upon commencement of their employment with the Company and periodically thereafter upon the attainment of certain performance goals established by the Compensation Committee. The options generally are granted at an exercise price equal to the market price of the common stock on the date of grant (or 110% of the market price in the case of an optionee beneficially owning more than 10% of the outstanding common stock). Options granted to executive officers generally vest over a period of three years following the date of grant. The option term is five years. The greater the appreciation of the stock price in future periods, the greater the benefit to the holder of the options, thus providing an additional incentive to executive officers to create additional value for the Company's stockholders.

Management of the Company believes that stock options have been helpful in attracting and retaining skilled executive personnel.

          In determining grants of options for executive officers, the Compensation Committee has reviewed competitive data of long-term incentive practices at other companies which are deemed appropriate comparisons for compensation purposes.

          OTHER COMPENSATION. The Company has adopted a contributory retirement plan (the "401(k) Plan") for all of its employees (including executive officers) with at least one year of service to the Company. The 401(k) Plan provides that each participant may contribute up to 15% of his or her salary (not to exceed the annual statutory limit).

          CHIEF EXECUTIVE OFFICER COMPENSATION. The executive compensation policy described above is followed in setting Mr. Hanson's compensation.
Mr. Hanson generally participates in the same executive compensation plans and arrangements available to the other senior executives. Accordingly, his compensation consists of an annual base salary, an annual cash bonus and long-term equity-linked compensation in the form of stock options. The Compensation Committee's general approach in establishing Mr. Hanson's compensation is to be competitive with peer companies, but to have a large percentage of his target compensation based upon objective performance criteria and targets established in the Company's strategic plan.

          Mr. Hanson's compensation for the year ended December 31, 1998 consisted of a base salary of $120,000. Mr. Hanson did not receive a cash bonus or a stock option grant for services performed in 1998. Mr. Hanson's salary for 1998 were based on, among other factors, the Company's performance and the compensation of chief executive officers of comparable companies, although his compensation was not targeted to any particular group of these companies.

          COMPENSATION DEDUCTIBILITY POLICY. Under Section 162(m) of the Internal Revenue Code of 1986, as amended, and applicable Treasury regulations, no tax deduction is allowed for annual compensation in excess of $1 million paid to any of the Company's five most highly compensated executive officers. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists only of "outside directors" as defined for purposes of Section 162(m). Thus, the two members of the Compensation Committee who qualify as "outside directors" (Messrs. Hock and Grabowski) are responsible for setting the objective performance goals used as the basis for Mr. Hanson's performance-based compensation. The Compensation Committee intends to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) so long as doing so is compatible with its determinations as to the most appropriate methods and approaches for the design and delivery of compensation to the Company's executive officers.

                             Respectfully submitted,

                             Compensation Committee
                             Douglas H. Hanson
                             D.D. Hock
                             Robert W. Grabowski


STOCK PERFORMANCE GRAPH

          The following indexed line graph indicates the Company's total return to stockholders from September 6, 1996, the date on which the Company's common stock began trading on the Nasdaq SmallCap Market, to December 31, 1998, as compared to the total return for the Nasdaq Stock Market--US Index, an index of 85 Internet companies (including Amazon.com, America Online, Earthlink Network, Inc., MindSpring Enterprises and Yahoo), and an index of 375 telecommunications companies (including AT&T, MCI WorldCom, and Sprint). The Internet and telecommunications indices were compiled by Media General Financial Services, Inc. The Company's common stock traded on the Nasdaq SmallCap Market from September 6, 1996 through March 4, 1999 and has traded on the Nasdaq National Market since March 5, 1999. The calculations in the graph assume that $100 was invested on September 6, 1996, in each of the Company's common stock and each index and also assume dividend reinvestment.

    Comparison of 27 Month Cumulative Total Return Among (a) Rocky Mountain
                                Internet, Inc.,
   (b) The Nasdaq Stock Market (U.S.) Index, (c) an 85 company Internet Index and (d) a 375 company telecommunications index
          (EDGAR Representation of Data Points Used in Printed Graphic)

    Rocky Mountain                Nasdaq Stock                  Internet                Telecommunications
    Internet, Inc.               Market (U.S.)                   Index                        Index
-----------------------      ----------------------      ----------------------      ------------------------
9/5/96             $100      9/5/96            $100      9/5/96            $100      9/5/96              $100
12/31/96            $45      12/31/96          $112      12/31/96          $113      12/31/96            $110
12/31/97            $98      12/31/97          $137      12/31/97          $157      12/31/97            $142
12/31/98           $412      12/31/98          $193      12/31/98          $645      12/31/98            $208

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          In September 1998, the Company entered into a Software License and Consulting Agreement (the "Novazen Agreement") with Novazen Inc. to provide the Company with proprietary billing software tailored to its business. As consideration for the consulting services provided by Novazen, the Company paid $100,000 in cash and issued to Novazen 25,000 shares of its common stock. Subsequent to the date of the Novazen Agreement, Kevin R. Loud, an officer of the Company, purchased 38,000 shares of Novazen common stock for $1.60 per share.

          For a summary of certain transactions and relationships among the Company and its associated entities, and among the directors, executive officers and stockholders of the Company and its associated entities, see "Compensation Committee Interlocks and Insider Participation."

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Directors, officers and greater than ten percent beneficial owners are required by the SEC's regulations to furnish the Company with copies of all Section 16(a) forms they file.

          Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, the Company believes that all of the Company's directors and executive officers complied during fiscal 1998 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.


                                   PROPOSAL 2

   APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE
       NAME OF THE COMPANY FROM ROCKY MOUNTAIN INTERNET, INC. TO "RMI.NET"

          The Board of Directors has approved and recommends that the stockholders approve an amendment to the Company's Certificate of Incorporation to change the name of the Company from Rocky Mountain Internet, Inc. to RMI.NET. If the proposal is approved, the Company intends to file an amendment to the Certificate of Incorporation shortly after the Annual Meeting. The amendment to the Certificate of Incorporation will be effective immediately upon acceptance of filing by the Secretary of the State of Delaware. Since January of 1998, we have acquired eight companies, each in different major geographical areas of the United States. Because we are no longer a regional company, the Board of Directors believes that RMI.NET better reflects the nationwide scope of our business. Furthermore, we expect to look for further growth opportunities and to expand into new markets. The Board of Directors believes that RMI.NET will allow the Company to:

          * enhance its corporate identity and name recognition as a nationwide company;

          *    be recognized as a leading e-commerce and web solutions company;
               and

          * develop its reputation as a reliable, single-source network of Internet and telecommunications solutions.

                                ---------------

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

                                ---------------


                                  PROPOSAL 3

      APPROVAL OF AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
          TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

          The Board of Directors has approved and recommends that the stockholders approve an amendment to the Company's Certificate of Incorporation to increase the authorized shares of the Company's common stock from 25,000,000 shares to 100,000,000 shares. The Board of Directors of the Company believes the increase in the authorized shares is necessary to provide the Company with the flexibility to act in the future with respect to financing programs, acquisitions, stock splits and other corporate purposes without the delay and expense associated with obtaining special shareowner approval each time an opportunity requiring the issuance of shares may arise. Although the Company has filed a registration statement with the Securities and Exchange Commission that will allow the Company to issue up to 4,000,000 shares of common stock to acquire other businesses (of which 1,123,003 shares have been issued), the Company has no present plans, arrangements or understandings to issue additional shares of its common stock.


          On May 14, 1999, the Company had 9,968,078 shares of common stock issued and outstanding. Also on that date, the Company had 11,632,685 shares of common stock reserved for issuance in acquisitions, upon conversion of outstanding preferred stock, and upon exercise of outstanding options and warrants.

                                                               Number of Shares
                   Description of Security                       Reserved for
                                                                   Issuance
------------------------------------------------------------- -------------------
Conversion of Series B Convertible Preferred Stock (1)                    564,204

Common Stock Reserved for Acquisitions                                  2,652,032

Exercise of Stock Options                                                 948,569

Exercise of Warrants                                                    7,467,880
                                                              -------------------
  Total                                                                11,632,685
                                                              -------------------
                                                              -------------------

RELATIONSHIP TO THE COMPANY'S SERIES B PREFERRED STOCK AND PROPOSAL 5

          The Company is also seeking stockholder approval of the common stock issuable upon conversion of the Company's Series B Convertible Preferred Stock (the "Series B Preferred Stock"). Please refer to Proposal 5 below. The number of shares reserved for issuance upon conversion of the Company's Series B Preferred Stock is based upon a conversion price of approximately $12.20 per share (excluding 224,965 shares that have already been issued upon conversion of Series B Preferred Stock). For a more detailed description of the terms of the Series B Preferred Stock, please refer to Proposal 5 - Terms of the Series B Preferred Stock." The conversion price of the Series B Preferred Stock varies with the market price of the common stock, but cannot exceed the "ceiling price" (as defined in the documents governing the Series B Preferred Stock). At the time the Series B Preferred Stock was issued in December 1998, the "ceiling price" was set at approximately $12.20 per share. The ceiling price has since been adjusted to $12.089 per share. If the market price of the Company's common stock drops below the ceiling price, the conversion price of the Series B Preferred Stock will also decrease and the Company would be required to issue additional shares of common stock. If the market price of the Company's common stock decreases below $2 per share, the Company may not have a sufficient amount of authorized common stock to satisfy its obligation to issue common stock upon conversion of Series B Preferred Stock.

          Therefore, stockholder approval of this Proposal 3 may be required in order to ensure that the Company has a sufficient number of shares of common stock to issue upon conversion of the Company's Series B Preferred Stock. If stockholders fail to approve this Proposal 3, the Company may be required to redeem the non-convertible preferred stock at a premium of at least 15% instead of converting them to common stock. Please refer to Proposal 5 below for an additional explanation of the redemption provision. Accordingly, prior to the receipt of stockholder approval of this Proposal 3, if the conversion of Series B Preferred Stock would require the issuance of a number of shares of common stock in excess of the Company's authorized common stock, the Company would be required to redeem the Series B Preferred Stock at a premium of at least 15% instead of converting them to common stock. Mandatory redemption of the Series B Preferred Stock may have a harmful effect on the Company's working capital and capital resources.

REASON FOR THE PROPOSAL

          The lack of authorized common stock available for issuance would unnecessarily limit the Company's ability to pursue opportunities for future financings, acquisitions, mergers and other transactions. The Company may not be able to issue common stock upon conversion of the Company's Series B Preferred Stock or upon exercise of outstanding warrants and options. The Company would also be limited in its ability to effectuate future stock splits or stock dividends. The Board of Directors believes that the increase in the authorized shares of common stock is necessary to provide the Company with the flexibility to pursue these types of opportunities without added delay and expense.

          The availability of authorized but unissued shares of common stock might be deemed to have the effect of preventing or discouraging an attempt by another person to obtain control of the Company, because the additional shares could be issued by the Board of Directors, which could dilute the stock ownership of such person. The Company has no plans for such issuances and this proposal is not being proposed in response to a known effort to acquire control of the Company.

          The authorization of additional shares of common stock pursuant to this proposal will have no immediate dilutive effect upon the proportionate voting power of the present stockholders of the Company. However, to the extent that shares are subsequently issued to persons other than the present stockholders, such issuance could have a substantial dilutive effect on present stockholders. If the proposal is approved, the Company intends to file an amendment to the Certificate of Incorporation shortly after the Annual Meeting. The amendment to the Certificate of Incorporation will be effective immediately upon acceptance of filing by the Secretary of the State of Delaware. The Board of Directors would be free to issue the additional authorized shares of common stock without further action on the part of stockholders.

                               ------------------
            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.
                               ------------------


                                   PROPOSAL 4

             APPROVAL OF AMENDMENT TO THE COMPANY'S 1998 EMPLOYEES'
                 OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF
                   COMMON STOCK THAT MAY BE ISSUED THEREUNDER


          The Board of Directors has approved and recommends that the stockholders approve an amendment to the Company's 1998 Employees' Option Plan, subject to stockholder approval at the Annual Meeting, to increase the number of shares of common stock that may be issued thereunder to 1,500,000 shares from 266,544 shares. The Board of Directors further directed that the entire 1998 Employees' Option Plan, as so amended, be submitted to the stockholders for approval in order for awards under the plan to qualify under the exception to
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), as "qualified performance-based compensation" if the requirements of the exception are otherwise satisfied. At the Annual Meeting, the stockholders of the Company will be asked to consider and vote to approve the 1998 Employees' Option Plan as so amended. Unless otherwise instructed on the proxy, properly executed proxies will be voted in favor of approving the 1998 Employees' Option Plan as amended.

          The purpose of the 1998 Employees' Option Plan is to advance the interests of the Company by providing eligible individuals an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and will encourage such eligible individuals to remain in the employ of the Company. The Board of Directors believes that stock options are important to attract and to encourage the continued employment and service of officers and other key employees by facilitating their purchase of a stock interest in the Company and that approval of the 1998 Employees' Option Plan as amended to increase the aggregate number of stock options available thereunder will afford the Company additional flexibility in making awards deemed necessary in the future.

          Section 162(m) of the Code generally provides that no federal income tax business expense deduction is allowed for annual compensation in excess of $1 million paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated officers. However, there is no limitation under the Code on the deductibility of "qualified performance-based compensation." To satisfy this definition, (1) the compensation must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (2) the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as "outside directors" for purposes of the exception; (3) the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation before payment is made; and (4) the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

          In the case of compensation attributable to stock options, the performance goal requirement is deemed satisfied, and the certification requirement is inapplicable, if (1) the grant or award is made by the compensation committee; (2) the plan under which the option is granted states the maximum number of shares with respect to which options may be granted to an employee during a specified period; and (3) under the terms of the option, the amount of compensation is based solely on an increase in the value of the stock after the date of grant. Under the Code, a director is an "outside director" if he or she is not a current employee of the corporation; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of the corporation; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a 5% ownership interest), remuneration from the corporation in any capacity other than as a director. The regulations provide that the material terms of a performance goal will be approved by stockholders for purposes of the foregoing rules if, in a separate vote, affirmative votes are cast by a majority of the voting shares.

          The following is a summary description of the material provisions of the 1998 Employees' Option Plan, as amended, which was originally approved by the stockholders of the Company effective March 12, 1998. This summary is qualified in its entirety by the complete text of the 1998 Employees' Option Plan, which is included as an attachment to this Proxy Statement.

DESCRIPTION OF THE 1998 EMPLOYEES' OPTION PLAN

          Under the Company's 1998 Employees' Option Plan, 266,544 shares of common stock are reserved and authorized for issuance upon the exercise of options issued pursuant to the plan. All employees of the Company are eligible to receive options under the 1998 Employees' Option Plan, which is administered by the Compensation Committee of the Board of Directors. Options granted under the 1998 Employees' Option Plan are intended to qualify as incentive stock options under Section 422 of the Code, unless they exceed certain limitations or are specifically designated otherwise. As of April 25, 1999, options to purchase 186,000 shares of common stock had been granted (net of forfeitures) under the 1998 Employees' Option Plan, at exercise prices ranging from $2.75 to $9.06 per share.

          The option exercise price for incentive stock options granted under the 1998 Employees' Option Plan may not be less than 100% of the fair market value of the common stock on the date of grant of the option (or 110% in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding common stock). In the case of an option not intended to constitute an incentive stock option, the option price shall be not less than the par value of the stock covered by the option. The maximum option term is 10 years (or five years in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding common stock).

          The aggregate fair market value (as defined in the 1998 Employees' Option Plan) of any incentive stock option plus any incentive options granted under any other Company plan that are first exercisable by any participant during any calendar year may not exceed $100,000. The Compensation Committee may, in its discretion, impose a vesting schedule or vesting provision for any options granted under the 1998 Employees' Option Plan. Options generally become exercisable as follows: (i) one-third of the options become exercisable one year after the date of grant, or in certain cases, the commencement date of the holder's employment; (ii) an additional one-third of the options become exercisable two years after the date of grant, or in certain cases, the commencement date of the holder's employment; and (iii) the remaining one-third of the options become exercisable three years after the date of grant, or in certain cases, the commencement date of the holder's employment. Notwithstanding the foregoing, in the event of a change of control of the Company (as defined in the 1998 Employees' Option Plan), unless the applicable agreement with respect to any option provides otherwise, each outstanding option under the 1998 Employees' Option Plan vests immediately, regardless of any vesting schedule in the particular agreement.

          Payment for shares purchased under the 1998 Employees' Option Plan may be made either in cash or, if permitted by the particular option agreement, by exchanging shares of common stock of the Company with a fair market value equal to the total option exercise price plus cash for any difference. Options may, if permitted by the particular option agreement, be exercised by directing that certificates for the shares purchased be delivered to a licensed broker as agent for the optionee, provided that the broker tenders to the Company cash or cash equivalents equal to the option exercise price.

          The Board of Directors may terminate or suspend the 1998 Employees' Option Plan at any time. Unless previously terminated, the 1998 Employees' Option Plan will terminate automatically on March 12, 2008, the tenth anniversary of the date of adoption of the 1998 Employees' Option Plan by the Board of Directors.

FEDERAL INCOME TAX CONSEQUENCES

          The grant of an option is not a taxable event for the optionee or the Company.

          INCENTIVE STOCK OPTIONS. An optionee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of shares of common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the optionee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). The Company will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

          For the exercise of an incentive stock option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company from the date the option is granted through a date within three months before the date of exercise of the option. In the case of an optionee who is disabled, the three-month period is extended to one year. In the case of an employee who dies, the three-month period and the holding period requirement for shares of common stock received pursuant to the exercise of the option are waived.

          If all of the requirements for incentive option treatment are met except for the holding period requirement, the optionee will recognize ordinary income upon the disposition of shares of common stock received pursuant to the exercise of an incentive stock option in an amount equal to the excess of the fair market value of the shares of common stock at the time the option was exercised over the exercise price. The balance of the realized gain, if any, will be taxed at applicable capital gain tax rates. The Company will be allowed a business expense deduction to the extent the optionee recognizes ordinary income, subject to Section 162(m) of the Code as summarized below.

          If an optionee exercises an incentive stock option by tendering shares of common stock with a fair market value equal to part or all of the option exercise price, the exchange of shares will be treated as a nontaxable exchange (except that this treatment would not apply if the optionee had acquired the shares being transferred pursuant to the exercise of an incentive stock option and had not satisfied the holding period requirement summarized above). If the exercise is treated as a tax-free exchange, the optionee would have no taxable income from the exchange and exercise (other than alternative minimum taxable income as noted above) and the tax basis of the shares of common stock exchanged would be treated as the substituted basis for the shares of common stock received. If the optionee used shares received pursuant to the exercise of an incentive stock option (or another statutory option) as to which the optionee had not satisfied the holding period requirement, the exchange would be treated as a taxable disqualifying disposition of the exchanged shares, and the excess of the fair market value of the shares tendered over the optionee's basis in the shares would be taxable.

          NON-QUALIFIED OPTIONS. Upon exercising an option that is not an incentive stock option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise. Upon a subsequent sale or exchange of shares of common stock acquired pursuant to the exercise of a non-qualified stock option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares of common stock plus the amount treated as ordinary income at the time the option was exercised).

          If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the optionee recognizes ordinary income. Under Section 162(m) of the Code, if the optionee is one of certain specified executive officers, then, unless certain exceptions apply, the Company is not entitled to deduct compensation with respect to the optionee, including compensation related to the exercise of stock options, to the extent such compensation in the aggregate exceeds $1,000,000 for the taxable year. The options are intended to comply with the exception to Section 162(m) for "qualified performance-based compensation."

          If the optionee surrenders shares of common stock in payment of part or all of the exercise price for non-qualified stock options, no gain or loss will be recognized with respect to the shares of common stock surrendered (regardless of whether the shares were acquired pursuant to the exercise of an incentive stock option) and the optionee will be treated as receiving an equivalent number of shares of common stock pursuant to the exercise of the option in a nontaxable exchange. The basis of the shares of common stock surrendered will be treated as the substituted tax basis for an equivalent number of option shares received and the new shares will be treated as having been held for the same holding period as had expired with respect to the transferred shares. The difference between the aggregate option exercise price and the aggregate fair market value of the shares of common stock received pursuant to the exercise of the option will be taxed as ordinary income. The optionee's basis in the additional shares of common stock will be equal to the amount included in the optionee's income.

                               ------------------
            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.
                               ------------------



                                  PROPOSAL 5

 RATIFICATION AND APPROVAL OF THE ISSUANCE OF ALL SHARES OF COMMON STOCK THAT
    THE COMPANY WOULD BE ENTITLED TO ISSUE UPON CONVERSION OF THE COMPANY'S
                     SERIES B CONVERTIBLE PREFERRED STOCK

GENERAL

          In December 1998, the Company sold in a private placement to two institutional investors 8,000 shares of the Company's Series B Convertible Preferred Stock (the "Series B Preferred Stock"), together with warrants to purchase up to 155,000 shares of the Company's common stock, for an aggregate consideration of $8,000,000. The Company has reserved up to 1,600 additional shares of Series B Preferred Stock payable as dividends according to the terms of the Series B Preferred Stock. The Series B Preferred Stock is convertible into shares of the Company's common stock. Although the conversion price is based on the market price of the common stock, it could be substantially lower than the market price of the Company's common stock at the time of conversion. See "Terms of the Series B Preferred Stock." As of May 19, 1999, 5,426 shares of Series B Preferred Stock were outstanding (including 113 shares issued as dividends) and 2,687 shares of Series B Preferred Stock have been converted into an aggregate of 224,965 shares of the Company's common stock. The proceeds from the sale of the Series B Preferred Stock were used for general corporate purposes and working capital.

TERMS OF THE SERIES B PREFERRED STOCK

          The Series B Preferred Stock requires the Company to pay dividends at an annual rate of $50 per share. These dividends are cumulative and are payable semiannually in either cash or in additional shares of Series B Preferred Stock. The Series B Preferred Stock may be redeemed by the Company at any time if the Company is in compliance with certain covenants at a minimum redemption price equal to 115% times the outstanding face amount plus accrued and unpaid dividends. In addition, the Series B Preferred Stock must be redeemed at the option of the holders if:

          * the Company's common stock ceases to be traded on either the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange;

          * the Company is unable to convert the Series B Preferred Stock into common stock upon receipt of a conversion request; or

          * the Company is merged into another entity and the Company's voting stockholders do not collectively own greater than 51% of the merged entity.

          As an incentive to hold the Series B Preferred Stock, the conversion price of the Series B Preferred Stock decreases over time. Assuming a decline in the market price of the common stock, the conversion price would reach its minimum if the Series B Preferred Stock is held for at least one year. As of December 10, 1999 (one year from the date of issuance), the conversion price would equal the lesser of:

          *    $12.089, subject to adjustment (the "Ceiling Price"); and

          * 91% of the arithmetic average of the lowest three closing bid prices during the 20 consecutive trading days immediately preceding the conversion date.

If the market price of the Company's common stock during any 20-day measurement period is volatile, the conversion price could be substantially lower than the market price on the date of conversion.

          Copies of the relevant documents for the issuance of the Series B Preferred Stock were filed as exhibits to the Company's Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on January 8, 1999, and the Post-Effective Amendment to the Company's Registration Statement on Form S-1, which was filed with the Securities and Exchange Commission on January 14, 1999. Copies of these documents may be obtained free of charge by contacting Christopher J. Melcher, Vice President and General Counsel, Rocky Mountain Internet, Inc. 999 Eighteenth Street, Suite 2201, Denver, Colorado 80202, or through the Securities and Exchange Commission EDGAR database located at http:/www.sec.gov on the worldwide web.

NASDAQ STOCKHOLDER APPROVAL REQUIREMENT

          Under the rules of the Nasdaq Stock Market, listed companies are required to obtain stockholder approval for the sale or issuance of a number of shares of common stock, or securities convertible into or exchangeable for common stock (such as the Series B Preferred Stock), equal to or in excess of 20% of the number of shares of common stock outstanding prior to such issuance if such issuance is for a purchase price that is less than the greater of the book or market value of the common stock (the "20% Limitation"). The Series B Preferred Shares may be converted at a discount to the market value of the common stock. The common stock purchase warrants are exercisable at a premium to the market price of the common stock on the date of their issuance. Notwithstanding the Nasdaq stockholder approval requirement, the Company is seeking stockholder approval pursuant to the terms of the Series B Preferred Stock. See "Reasons for the Proposal" below.

          The conversion terms of the Series B Preferred Stock were structured so that a conversion would comply with the Nasdaq 20% Limitation regardless of whether stockholders approve or disapprove of this Proposal 5. Under the terms of the Series B Preferred Stock, the Company is not able to issue an amount of common stock in excess of the 20% Limitation unless this Proposal 5 is approved by the Company's stockholders. If the Company is unable to obtain stockholder approval of this Proposal 5 and the conversion of Series B Preferred Stock would require the issuance of a number of shares of common stock in excess of the 20% Limitation, the Company is required to redeem the Series B Preferred Stock at a premium of at least 15% instead of converting them to common stock.

          On the date the Series B Preferred Stock was issued, the Company had 9,332,191 shares of common stock outstanding, and one share less than 20% of that number is 1,866,438. Since 224,965 shares of common stock have been issued upon conversion of Series B Preferred Stock, 1,641,473 may be issued in the future without stockholder approval. If all 8,000 shares of Series B Preferred Stock had been converted on May 19, 1999, the Company would have issued 661,759 shares of common stock (at an exercise price of $12.089).

REASONS FOR THE PROPOSAL

          As stated above, the terms of the Series B Preferred Stock require the Company to use its best efforts to seek stockholder approval of this Proposal 5. The Board of Directors believes that the right of the investors to require the Company to redeem any non-convertible shares of Series B Preferred Stock has the potential to severely diminish the Company's existing working capital. Alternatively, if the Company does not obtain stockholder approval necessary to issue the shares in excess of the 20% Limitation, and the Company nevertheless issues such shares, the Company believes that it may be subject to delisting from the Nasdaq Stock Market. The Board of Directors believes that the potential adverse consequences of a failure of the stockholders to approve this proposal far outweigh the possible dilutive effect of approval of the proposal. Therefore, in order to protect the Company's working capital and preserve the liquidity of your investment in the Company's common stock, the Board of Directors has determined that approving and ratifying the issuance of common stock upon conversion of the Series B Preferred Stock is advisable and in the best interest of the Company.

          As described above under the caption "Terms of the Preferred Stock," the Series B Preferred Stock are convertible at a floating rate that may be substantially below the current market price of the Company's common stock. In effect, the holders of the Series B Preferred Stock have the opportunity to profit from a rise in the market price of the Company's common stock, if any, without assuming the risk of loss from a decline in the stock price. If the market price of the Company's common stock decreases, the Company will be required to issue a greater number of shares upon conversion of the Series B Preferred Stock. There is theoretically no limit on the number of shares of common stock that the Company may be required to issue upon conversion of the Series B Preferred Stock. Your percentage ownership of the Company's common stock could be diluted substantially.

          The following chart sets forth the number of shares of common stock the Company would be required to issue upon full conversion of the remaining 5,426 shares of Series B Preferred Stock, including all preferred stock that could be issued as dividends, assuming that the market price of the common stock is 100%, 75%, 50% and 25% of the closing price of the Company's common stock on May 19, 1999 ($13.50 per share). The table excludes 2,687 shares of Series B Preferred Stock that have already been converted into an aggregate of 224,965 shares of the Company's common stock.

                                                  Common Stock Issuable Upon
                                        ---------------------------------------------
                                             Conversion            Conversion of
                                            of Remaining           Shares Issued               Total             Percentage of
     Average            Conversion            Series B              as Series B               Common              Outstanding
   Market Price         Price Per             Preferred           Preferred Stock              Stock           Shares at May 19,
   Per Share (1)          Share               Stock (4)            Dividends (5)             Issuable              1999 (6)
------------------- ------------------- ---------------------  ----------------------   ------------------ -------------------------
$13.50 - 100% of
closing price on
5/19/99                 $12.089 (2)              448,838                87,898                536,736                 5.1%

$10.125 - 75% of
closing price on
5/19/99                  $9.214 (3)              588,886               115,325                704,211                 6.6%

$6.75 - 50% of
closing price on
5/19/99                  $6.143 (3)              883,282               172,977              1,056,259                 9.6%

$3.375 - 25% of
closing price on
5/19/99                  $3.071 (3)            1,766,851               346,011              2,112,862                17.5%

(1) The "Average Market Price" represents the arithmetic average of the lowest three closing bid prices during the 20 consecutive trading days immediately preceding the conversion date.
(2) At an Average Market Price of $13.50 per share, the conversion price per share will equal the "Ceiling Price" of $12.089 per share.
(3) Conversion price equals 91% of the arithmetic average of the lowest three closing bid prices during the 20 consecutive trading days immediately preceding the conversion date.
(4) Includes the maximum number of additional shares that could be issued upon conversion of the remaining Series B Preferred Stock (5,313 shares of Series B Preferred Stock and 113 additional Series B shares already issued as a dividend).
(5) Assumes that the maximum number of Series B shares that could be issued as dividends on the remaining 5,426 shares of Series B Preferred Stock have been issued and are then converted to common stock. As of May 19, 1999, the Company has not issued any Series B Preferred Stock dividend shares other than the 113 Series B shares described in footnote (4) above.
(6) Assumes that all shares to be issued upon conversion of Series B Preferred Stock and upon conversion of the Series B shares to be issued as dividends are outstanding at May 19, 1999.

          In addition to the potential dilutive effect outlined above, the Company may find it more difficult to raise additional equity capital while the Series B Preferred Stock is outstanding. To the extent that the holders convert their Series B Preferred Stock and then sell the underlying common stock, the market price of the Company's common stock may decrease. This could allow the institutional investors to convert their remaining Series B Preferred Stock into a greater amount of common stock, the sales of which would further decrease the price of the common stock. Although holders of the Series B Preferred Stock are restricted in their ability to engage in short sales, this downward pressure on the market price caused by the conversion of Series B Preferred Stock could encourage short sales by other investors.

          The Board of Directors seeks stockholder approval of the Company's issuance of common stock upon conversion of the Series B Preferred Stock. Under the terms of the Series B Preferred Stock, the Company is not permitted to issue an amount of common stock that exceeds the 20% Limitation unless stockholders approve of this Proposal 5. If the Company is unable to obtain stockholder approval of this Proposal 5 and conversion of the Series B Preferred Stock would require issuance of common stock in excess of the 20% Limitation, the Company would be required to redeem the non-convertible Series B Preferred Stock at a premium of at least 15% instead of converting them to common stock. This could severely diminish the Company's working capital and harm the Company's ability to raise additional capital.
Moreover, if the Company inadvertently issued common stock in excess of the 20% Limitation, Nasdaq could delist the common stock from the Nasdaq Stock Market. The Board of Directors believes that the potential adverse consequences of a failure of the stockholders to approve this proposal far outweigh the possible dilutive effect of approval of the proposal.
Therefore, the Board of Directors recommends that stockholders ratify and approve the issuance of all shares of common stock issuable upon conversion of the Series B Preferred Stock.


                               ------------------
            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 5.
                               ------------------


                                   PROPOSAL 6

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

          The Board of Directors has appointed Ernst & Young LLP ("Ernst & Young") as the Company's independent auditors for the fiscal year ending December 31, 1999, subject to ratification by stockholders at the Annual Meeting. Representatives of Ernst & Young will be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and be available to respond to appropriate questions. Unless otherwise instructed on the proxy, properly executed proxies will be voted in favor of ratifying the appointment of Ernst & Young to audit the books and accounts of the Company for the fiscal year ending December 31, 1999.

                              --------------------
            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 6.
                              --------------------
             STOCKHOLDER PROPOSALS FOR THE YEAR 2000 ANNUAL MEETING

          Any proposal or proposals intended to be presented by any stockholder at the 2000 Annual Meeting of Stockholders must be received by the Company by December 15, 1999 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

                         OTHER BUSINESS TO BE TRANSACTED

          As of the date of this Proxy Statement, the Board of Directors knows of no other business which may come before the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is the intention of the proxy holders to vote or act in accordance with their best judgment with respect to such matters.

                          ANNUAL AND QUARTERLY REPORTS

          The Company's 1998 Annual Report to Stockholders and Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 (which are not part of the Company's proxy solicitation material) are being mailed to the Company's stockholders with this proxy statement.

                               By Order of the Board of Directors
                               /s/ CHRISTOPHER J. MELCHER
                               Christopher J. Melcher
                               Corporate Secretary

Denver, Colorado
May 28, 1999

A COPY OF THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 1998 ACCOMPANIES THIS PROXY STATEMENT. THE COMPANY IS REQUIRED TO FILE AN ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998 WITH THE SECURITIES AND EXCHANGE COMMISSION. STOCKHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF THE COMPANY'S 1998 ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) BY WRITING TO ROCKY MOUNTAIN INTERNET, INC., ATTENTION: CHRISTOPHER J. MELCHER, 999 EIGHTEENTH STREET, SUITE 2201, DENVER, COLORADO 80202. THE COMPANY WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE.

                                                                Attachment

                           Rocky Mountain Internet, Inc.
                          1998 Employees' Stock Option Plan

                                      SECTION 1
                                     INTRODUCTION

     1.1 ESTABLISHMENT. Rocky Mountain Internet, Inc., a Delaware corporation, hereby establishes the Rocky Mountain Internet, Inc. 1998 Employees' Stock Option Plan (the "Plan") for certain key employees, consultants and advisors of Rocky Mountain Internet, Inc. (together with its affiliated corporations as defined in Section 2.1(a) below, the "Company").

     1.2 PURPOSES. The purposes of the Plan are to provide Eligible Persons (as defined in Section 2.1(f) below) selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value, so that the income of the Eligible Persons is more closely aligned with the income of the Company's stockholders. The Plan also is designed to attract key employees, consultants, and advisors and to retain and motivate Eligible Persons by providing an opportunity for investment in the Company.

                                      SECTION 2
                                     DEFINITIONS

     2.1 DEFINITIONS. The following terms shall have the meanings set forth below

          (a) "AFFILIATED CORPORATION" means any corporation or other entity (including, but not limited to, a partnership) which is affiliated with Rocky Mountain Internet, Inc. through stock ownership or otherwise and is treated as a common employer under the provisions of Code Sections 414(b) and (c).

          (b)  "BOARD" means the Board of Directors of the Company.

          (c) "CODE" means the Internal Revenue Code of 1986, as it may be amended from time to time.

          (d) "DISABILITY" means a physical or mental condition which, in the judgment of the Company, based on medical reports or other evidence satisfactory to the Company, permanently prevents an employee from satisfactorily performing his or her usual duties for the Company or the duties of such other position or job which the Company makes available to him or her and for which such employee is qualified by reason of his or her training, education or experience.

          (e) "EFFECTIVE DATE" means the effective date of the Plan, which will be March 1, 1998 subject to the approval of the Plan by the Company's stockholders.

          (f) "ELIGIBLE PERSONS" means full-time key employees of the Company or any Affiliated Corporation or any division thereof, whose judgment, initiative and efforts are, or will be, important to the successful conduct of its business; provided that no person who is a director of the Company may be an Eligible Person. An employee will be considered a "full-time" employee if such employee is employed by the Company on a minimum basis of thirty hours of service a week. Eligible Persons also include independent contractors, consultants and advisors of the Company or any Affiliated Corporation or any division thereof; provided that such independent contractors, consultants and advisors may not be granted Incentive Stock Options under this Plan.

          (g) "FAIR MARKET VALUE" means the officially quoted closing price of the Stock on the Small Cap National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System on a particular date, or if no such prices are reported on NASDAQ, then Fair Market Value shall mean the average of the high and low sale prices for the Stock (or if no sales prices are reported, the average of the high and low bid prices) as reported by the principal regional stock exchange, or if not so reported, as reported by a quotation system of general circulation to brokers and dealers. If there are no Stock transactions on such date, the Fair Market

Value shall be determined as of the immediately preceding date on which there were Stock transactions. If the Stock is not publicly traded, the Fair Market Value of the Stock on any date shall be determined in good faith by the Administrative Committee after such consultation with outside legal, accounting and other experts as the Administrative Committee may deem advisable.

          (h) "ADMINISTRATIVE COMMITTEE" means a committee or committees, each consisting of a member or members of the Board and/or such other person or persons as may be appointed from time to time by the Board, or the entire Board if no such Committee has been appointed. With respect to the administration of a grant or grants under the Plan to Eligible Persons subject to Rule 16b-3, such Administrative Committee shall be constituted so as to comply with Rule 16b-3 and shall consist of (i) two non-employee directors or (ii) the entire Board ("16b-3 Committee"); PROVIDED THAT if a 16b-3 Committee is not required for such grant or grants to meet the exemption requirements under Rule 16b-3, then this sentence shall not be applicable.

          (i) "INCENTIVE STOCK OPTION" means any Option designated as such and granted in accordance with the requirements of Code Section 422.

          (j) "1934 ACT" means the Securities Exchange Act of 1934, as amended.

          (k) "NON-STATUTORY OPTION" means any Option other than an Incentive Stock Option.

          (l) "OPTION" means a right to purchase Stock at a stated price for a specified period of time.

          (m) "OPTION PRICE" means the price at which Shares of Stock subject to an Option may be purchased, determined in accordance with Section 5.2(b).

          (n) "OPTION HOLDER" means an Eligible Person of the Company designated by the Administrative Committee from time to time during the term of the Plan to receive one or more Options under the Plan.

          (o) "OPTIONED SHARES" means the Shares subject to an Option.

          (p) "PLAN YEAR" means each 12-month period beginning January 1 and ending the following December 31, except that for the first year of the Plan, the Plan Year shall begin on the Effective Date and extend to the first December 31 following the Effective Date.

          (q) "RULE 16b-3" means Rule 16b-3 promulgated under the 1934 Act or any successor rule.

          (r) "SHARE" or "SHARES" means a share or shares of Stock.

          (s) "STOCK" means the common stock of the Company.

     2.2 GENDER AND NUMBER. Except where otherwise indicated by the content, the masculine gender also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

                                      SECTION 3
                                 PLAN ADMINISTRATION

     3.1 ADMINISTRATIVE COMMITTEE; POWERS. The Plan shall be administered by the Administrative Committee. In accordance with the provisions of the Plan, the Administrative Committee shall have full power and authority, in its sole discretion, to administer the Plan, including authority to interpret and construe any provision of the Plan and any Option granted hereunder, to select the Eligible Persons to whom Options will be granted, the amount of each Option, and any other terms and conditions of each Option as the Administrative Committee may deem necessary or desirable and consistent with the terms of the Plan. The Administrative Committee shall have full power and authority to determine the form or forms of the agreements with Option Holders, which shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Option Holders with respect to Options granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Administrative Committee in granting an Option may provide for the granting or issuance of additional, replacement or alternative Options upon the occurrence of specified events, including the exercise of the original Option.

     3.2 ACTIONS OF ADMINISTRATIVE COMMITTEE. The Administrative Committee may from time to time adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order to conform to any regulation or to any change in law or regulation applicable thereto, or as it may otherwise deem proper and in the best interests of the Company. The Administrative Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Administrative Committee shall be liable for any action, interpretation or determination made in good faith (including determinations of Fair Market Value), and all members of the Administrative Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, interpretation or determination. All actions taken and all interpretations and determinations made by the Administrative Committee pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and on Option Holders, the Company and all other persons. Any determination reduced in writing and signed by all of the members shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

                                      SECTION 4
                             STOCK RESERVED FOR THE PLAN

     4.1 NUMBER OF SHARES. Subject to the provisions of Section 4.3 below, 266,544 Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan. Shares which may be issued upon the exercise of Options shall be applied to reduce the maximum number of Shares remaining available under the Plan. The 266,544 Shares reserved for issuance under the Plan may be either authorized and unissued or held in the treasury of the Company.

     4.2 UNUSED AND FORFEITED STOCK. Any Shares that are subject to an Option under this Plan which are not used because the terms and conditions of the Option are not met, including any Shares that are subject to an Option which expires or is terminated for any reason, any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to
Section 5 or Section 11 automatically shall become available for use under the Plan.

     4.3 ADJUSTMENTS FOR STOCK SPLIT, STOCK DIVIDEND, ETC. If the Company shall at any time increase or decrease the number of its outstanding Shares of Stock, or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, except in connection with an initial public offering, then in relation to the Stock that is affected by one or more of the above events, such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Administrative Committee shall, in its sole discretion and in such manner as the Administrative Committee may deem equitable and appropriate, make such adjustments to any or all of (i) the number and kind of Shares which thereafter may be made subject to the benefits contemplated by the Plan, (ii) the number and kind of Shares subject to outstanding Options, and (iii) the purchase or exercise price with respect to any of the foregoing, provided, however, that the number of Shares subject to any Option shall always be a whole number. The Administrative Committee may, if deemed appropriate, provide for a cash payment to any Option Holder of an Option in connection with any adjustment made pursuant to this Section.

     4.4 GENERAL ADJUSTMENT RULES. If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Option, the Company shall, in lieu of issuing such fractional Share, pay to the Option Holder a cash sum in an amount equal to the product of such fraction multiplied by the Fair Market Value of a Share on the date the fractional Share otherwise would have been issued.

                                   SECTION 5
                                 STOCK OPTIONS

     5.1 GRANT OF OPTIONS. An Eligible Person may be granted one or more Options. The Administrative Committee, in its sole discretion, shall designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Option. The Administrative Committee may grant both an Incentive Stock Option and a Non-Statutory Option to the same Eligible Person at the same time or at different times. Incentive Stock Options and Non-Statutory Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

     5.2 OPTION AGREEMENTS. Each Option granted under the Plan shall be evidenced by a written stock option agreement which shall be entered into by the Company and the Option Holder, and which shall contain the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Administrative Committee may consider appropriate in each case. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern. Any such agreement may be supplemented or amended from time to time as approved by the Administrative Committee as contemplated herein.

          (a) NUMBER OF SHARES. Each stock option agreement shall state that it covers a specified number of Shares, as determined by the Administrative Committee. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan and all other plans of the Company and its parent and subsidiary companies, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the time an Option is granted.

          (b) PRICE. The price at which each Optioned Share may be purchased shall be determined by the Administrative Committee and set forth in the stock option agreement. In no event shall the Option Price for each Share covered by an Incentive Stock Option be less than the Fair Market Value of the Stock on the date the Option is granted; provided, however, that the Option Price for each Share covered by an Incentive Stock Option granted to an Eligible Person who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the date the Option is granted. The Option Price for each Share covered by a Non-Statutory Option may be granted at any price equal to or less than Fair Market Value, in the sole discretion of the Administrative Committee.

          (c) VESTING. The Administrative Committee in its discretion may impose a vesting schedule or vesting provision with respect to any Options granted hereunder which shall be specified in the stock option agreement evidencing such Option.

          (d) DURATION OF OPTIONS. Each stock option agreement shall state the period of time, determined by the Administrative Committee, within which the Option may be exercised by the Option Holder (the "Option Period"). The Option Period must expire, in all cases, not more than ten years from the date an Option is granted; provided, however, that the Option Period of an Incentive Stock Option granted to an Eligible Person who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company must expire not more than five years from the date such Option is granted. Notwithstanding any other provision of the Plan, any Option Holder who is subject to Section 16 of the 1934 Act may not exercise any portion of an Option during, the first six months following the grant of such Option, except that this limitation shall not apply (i) if such Option was granted by a 16b-3 Committee as defined in Section 2.1(h) above or (ii) in the event of the Option Holder's death or Disability during such six-month period.

          (e) TERMINATION OF EMPLOYMENT, DEATH, DISABILITY, ETC. Except as otherwise determined by the Administrative Committee, each stock option agreement shall provide as follows with respect to the exercise of the Option upon termination of the employment or the death of the Option Holder:

               (i) If the employment of the Option Holder is terminated (or, in the case of a consultant or advisor, if the services of the Option Holder are terminated) within the Option Period for cause, as determined by the Company, the Option thereafter shall be void for all purposes. As used in this section,"cause" shall mean an act of fraud or dishonesty, moral turpitude or a gross violation, as determined by the Company, of the Company's established policies and procedures. The effect of this section shall be limited to determining the consequences of a termination, and nothing in this section shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any employee, consultant or advisor.

               (ii) If the Option Holder dies, or if the Option Holder becomes Disabled during the Option Period while still employed (or, in the case of a consultant or advisor, while the Option Holder is performing services), or within the three-month period referred to in (iii) below, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within twelve months following the Option Holder's death or Disability, but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Option Holder's death or Disability

               (iii) If the employment of the Option Holder by the Company is terminated (which for this purpose means that the Option Holder is no longer employed by the Company or by an Affiliated Corporation and which, in the case of a consultant or advisor, means that the Option Holder is no longer performing services for the Company or an Affiliated Corporation) within the Option Period for any reason other than cause, Disability, or the Option Holder's death, the Option may be exercised by the Option Holder within three months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of termination of employment or termination of services.

          (f) TRANSFERABILITY. Each stock option agreement shall provide that the Option granted therein is not transferable by the Option Holder except by will or pursuant to the laws of descent and distribution, and that such Option is exercisable during the Option Holder's lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative.

          (g)  EXERCISE, PAYMENTS, ETC.

               (i) Each stock option agreement shall provide that the method for exercising the Option granted therein shall be by delivery to the Company of written notice specifying the particular Option (or portion thereof) which is being exercised, the number of Shares with respect to which such Option is exercised and including payment of the Option Price. Such notice shall be in a form satisfactory to the Administrative Committee. An Option for the purchase of Shares granted hereunder may be exercised either in whole at any time, or from time to time in part in lots of no less than 100 Shares or, in the event any balance as to which the Option remains unexercised shall be less than 100 Shares, in a lot equal to such balance. The exercise of the Option shall be deemed effective upon receipt of such notice by the Company and payment to the Company of the Option Price. The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in
(ii) below. A properly executed certificate or certificates representing the Stock shall be issued by the Company and delivered to the Option Holder.

               (ii) The method or methods of payment of the Option Price for the Shares to be purchased upon exercise of an Option shall be determined by the Administrative Committee and may consist of any of the following methods or any combination of the following methods:

                    (A)  in cash;

                    (B)  by cashier's check payable to the order of the Company;

                    (C) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised;

                    (D) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price;

                    (E) by delivery to the Company of certificates representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Option Holder for such minimum period of time as may be established from time to time by the Administrative Committee. The Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date and the exercise date shall be the day of the delivery of the Certificates for the Stock used as payment of the Option Price.

          (h) DATE OF GRANT. An Option shall be considered as having been granted on the date specified in the grant resolution of the Administrative Committee.

     5.3 STOCKHOLDER PRIVILEGES. Prior to the exercise of the Option and the transfer of Shares to the Option Holder, an Option Holder shall have no rights as a stockholder with respect to any Shares subject to any Option granted to such person under this Plan, and until the Option Holder becomes the holder of record of such Stock, no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in Section 4.

                                  SECTION 6
                               CHANGE IN CONTROL

     6.1 CHANGE IN CONTROL. In the event of a change in control of the Company, as defined in Section 6.2, notwithstanding any contrary vesting schedules unless the applicable stock option agreement provides otherwise, each outstanding Option shall become exercisable in full in respect of the aggregate number of Shares covered thereby, upon the occurrence of the events described in clause (a) and (b) of Section 6.2 or immediately prior to the consummation of the events described in clause (c) of Section 6.2, and the Administrative Committee, in its sole discretion, without obtaining stockholder approval, to the extent permitted in Section 10, may take any or all of the following actions: (a) grant a cash bonus award to any Option Holder in an amount necessary to pay the Option Price of all or any portion of the Options then held by such Option Holder; (b) pay cash to any or all Option Holders in exchange for the cancellation of their outstanding Options in an amount equal to the difference between the Option Price of such Options and the greater of the tender offer price for the underlying Stock or the Fair Market Value of the Stock on the date of the cancellation of the Options; and (c) make any other adjustments or amendments to the outstanding Options. Notwithstanding the foregoing, unless otherwise provided in the applicable stock option agreement, the Administrative Committee may, in its discretion, determine that any or all outstanding Options granted pursuant to the Plan will not vest or become exercisable on an accelerated basis in connection with an event described in clause (c) of Section 6.2 and/or will not terminate if not exercised prior to consummation of such event, if the Board or the surviving or acquiring corporation, as the case may be, shall have taken or made effective provision for the taking of, such action as in the opinion of the Administrative Committee is equitable and appropriate to substitute a new Option for such Option or to assume such Option and in order to make such new or assumed Option, as nearly as may be practicable, equivalent to the old Option (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Stock may be changed, converted or exchanged in connection with such event.

     6.2 DEFINITION. A "change in control" shall be deemed to have occurred if (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2)of the 1934 Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 50% of the then outstanding voting stock of the Company; or (b) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve a plan or complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or (c) a tender offer or exchange offer to acquire securities of the Company (other than such an offer made by the Company or any subsidiary), whether or not such offer is approved or opposed by the Board is made to acquire securities of the Company entitling the holders thereof to 50%or more of the voting power in the election of directors of the Company.

     6.3 GOLDEN PARACHUTE PAYMENTS. IF the provisions of this Section would result in the receipt by any Option Holder of a payment within the meaning of Code Section 280G and the regulations thereunder and if the receipt of such payment would result in the imposition of any excise tax under Code Sections 280G and 4999, then the amount of such payment will be reduced to the extent required, in the opinion of independent tax counsel, to prevent the imposition of such excise tax; provided, however, that the Administrative Committee, in its sole discretion, may authorize the payment of all or any portion of the amount of such reduction to the Option Holder. In such event, the Company will have no obligation or liability with respect to the Option Holder for the amount of any excise tax imposed on the Option Holder under Code Sections 280G and 4999.

                                  SECTION 7
                   RIGHTS OF EMPLOYEES AND OPTION HOLDERS

     7.1 EMPLOYMENT. Nothing contained in the Plan or in any Option shall confer upon any Eligible Person any right with respect to the continuation of his or her employment by the Company (or, in the case of an advisor or consultant, to the continuation of the performance of services for the Company),or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or services or to increase or decrease the compensation of such Eligible Person from the rate in existence at the time of the grant of an Option. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of employment or a termination of services shall be determined by the Administrative Committee at the time.

     7.2 NONTRANSFERABILITY. No right or interest of any Option Holder in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Option Holder, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event or an Option Holder's death, an Option Holder's rights and interests in Options shall, to the extent provided in Section 5, be transferable by testamentary will or the laws of decent and distribution. In the opinion of the Administrative Committee, if an Option Holder is disabled from caring for his affairs because of mental condition, physical condition or age, such Option Holder's Options shall be exercised by such person's guardian, conservator or other legal personal representative upon furnishing the Administrative Committee with evidence satisfactory to the Administrative Committee of such status.

                                   SECTION 8
                              GENERAL RESTRICTIONS

     8.1 INVESTMENT REPRESENTATIONS. The Company may require any Option Holder, as a condition of exercising such Option or receiving Stock under the Option, to give written assurances, in the substance and form satisfactory to the Company and its counsel, to the effect that such person is acquiring the Stock subject to the Option for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

     8.2 COMPLIANCE WITH SECURITIES LAWS. Each Option shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Administrative Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

     8.3 STOCK RESTRICTION AGREEMENT. The Administrative Committee may provide that Shares of Stock issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the

Company has a right of first refusal with respect to such Shares or a right or obligation to repurchase all or a portion of such Shares, which restrictions may survive an Option Holder's term of employment or term of service with the Company.

     8.4 RESTRICTION ON DISPOSITION To preserve tax treatment under Section 422 of the Code upon the disposition of any Optioned Shares acquired pursuant to any Incentive Stock Option granted under this Plan, an Option Holder may not dispose of any such Optioned Shares within two years from the date of the grant of such Option nor within one year of the exercise of such Option.

                                   SECTION 9
                             OTHER EMPLOYEE BENEFITS

     The amount of any compensation deemed to be received by an Option Holder asa result of the exercise of an Option shall not constitute "earnings" with respect to which any other employee benefits of such Option Holder are determined, including without limitation benefits under any pension, profitsharing, life insurance or salary continuation plan.

                                   SECTION 10
                  PLAN AMENDMENT, MODIFICATION AND TERMINATION

     The Board may at any time terminate, and from time-to-time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval otherwise is necessary or desirable. No amendment, modification or termination of the Plan shall in any manner adversely affect any Options theretofore granted under the Plan without the consent of the Option Holder holding such Options.

                                   SECTION 11
                                  WITHHOLDING

     11.1 WITHHOLDING REQUIREMENT. The Company's obligation to deliver Shares upon the exercise of an Option shall be subject to the satisfaction of all applicable federal, state and local income and other tax withholding requirements.

     11.2 WITHHOLDING WITH STOCK. At the time an Option is exercised by the Option Holder, the Administrative Committee, in its sole discretion, may permit the Option Holder to pay all such amounts of tax withholding, or any part thereof, by transferring to the Company, or directing the Company to withhold from Shares otherwise issuable to such Option Holder, Shares having a value equal to the amount required to be withheld or such lesser amount as may be determined by the Administrative Committee at such time. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined.

                                   SECTION 12
                           NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Affiliated Corporation now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

                                   SECTION 13
                              REQUIREMENTS OF LAW

     13.1 REQUIREMENTS OF LAW. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

     13.2 FEDERAL SECURITIES LAW REQUIREMENTS. With respect to Eligible Persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Administrative Committee fails to so comply, it shall be deemed null and void with respect to such Eligible Persons, to the extent permitted bylaw and deemed advisable by the Administrative Committee.

     13.3 GOVERNING LAW. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

                                   SECTION 14
                              DURATION OF THE PLAN

     The Plan shall terminate at such time as may be determined by the Board, and no Option shall be granted after such termination. If not sooner terminated under the preceding sentence, the Plan shall fully cease and expire at midnight on the date that is ten years from the Effective Date of the Plan. Options outstanding at the time of the Plan termination may continue to be exercised in accordance with their terms.


     IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officers and its seal to be affixed hereto, effective, except as specified to the contrary herein, as of March 1, 1998.


                                       ROCKY MOUNTAIN INTERNET, INC.


                                       By:
                                             -----------------------------
                                       Name:
                                             -----------------------------
                                       Title:         PRESIDENT
                                             -----------------------------


ATTEST/WITNESS:

By:
      -----------------------------
Name:
      -----------------------------
Title:         SECRETARY
      -----------------------------

                          ROCKY MOUNTAIN INTERNET, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 24, 1999

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned stockholder of Rocky Mountain Internet, Inc. (the "Company") hereby appoints Douglas H. Hanson and Mary Beth Vitale, or any of them, with full power of substitution, as proxies to cast all votes, as designated below, which the undersigned stockholder is entitled to cast at the 1999 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, June 24, 1999 at 9:00 a.m. (local time) at the Denver Marriott City Center, 1701 California Street, Denver, Colorado 80202, upon the following matters and any other matters and any other matter as may properly come before the Annual Meeting or any adjournments thereof.

1. Election of the five nominees to serve on the Board of Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate), namely: Douglas H. Hanson, D.D. Hock, Robert W. Grabowski, Lewis
H. Silverberg, and Mary Beth Vitale,

     [ ] FOR all nominees listed above (except as marked to the contrary below).

     [  ] WITHHOLD AUTHORITY to vote for all nominees listed above.

     INSTRUCTION: To withhold authority to vote for any individual nominee, mark "FOR" above and write the name of the nominee or nominees as to which you wish to withhold authority in the space below.

2. Proposal to approve the amendment to Article 1 of the Company's Amended and Restated Certificate of Incorporation, as amended, to change the name of the Company from Rocky Mountain Internet, Inc. to "RMI.NET."

           [   ]  FOR        [   ]  AGAINST   [   ]  ABSTAIN

3. Proposal to approve the amendment to Article 4 of the Company's Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company's common stock.

          [   ]  FOR         [   ]  AGAINST   [   ]  ABSTAIN

4. Proposal to approve the Company's 1998 Employees' Option Plan as amended to increase the number of shares of the Company's common stock that may be issued thereunder.

          [   ]  FOR         [   ]  AGAINST   [   ]  ABSTAIN

5. Proposal to ratify and approve the issuance of all shares of common stock that the Company would be entitled to issue upon conversion of the Company's Series B Preferred Stock.

          [   ]  FOR         [   ]  AGAINST   [   ]  ABSTAIN

6. Proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 1999.

          [   ]  FOR         [   ]  AGAINST   [   ]  ABSTAIN


             (Continued and to be dated and signed on reverse side.)

                           (continued from other side)

          This proxy, when properly executed, will be voted as directed by the undersigned stockholder and in accordance with the best judgment of the proxies as to other matters. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, 4, 5, and 6 AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES AS TO OTHER MATTERS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED IN PROPOSAL 1, AND "FOR" PROPOSALS 2, 3, 4, 5, and 6.

          The undersigned hereby acknowledges prior receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 14, 1999 and the 1999 Annual Report to Stockholders, and hereby revokes any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company either a written revocation or proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

          If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.


                     Date:____________________________, 1999
                     _______________________________________
                     Signature of Stockholder or Authorized Representative

                     Please date and sign exactly as name appears hereon. Each executor, administrator, trustee, guardian, attorney-in-fact and other fiduciary should sign and indicate his or her full title. In the case of stock ownership in the name of two or more persons, all persons should sign.

[  ]   I PLAN TO ATTEND THE JUNE 24, 1999 ANNUAL STOCKHOLDERS MEETING

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.